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                                                                    EXHIBIT 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants of Memco Software Ltd., we hereby consent to the incorporation by reference of our report dated March 25, 1999 included or made part of this Computer Associates International, Inc. Registration Statement filed on Form S-4, and to all references to our Firm included in this Registration Statement on Form S-4.

                                          /s/ Luboshitz & Kasierer

                                          LUBOSHITZ & KASIERER

                                          MEMBER FIRM OF ARTHUR ANDERSEN

Tel Aviv, Israel
February 21, 2000